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                                                                   EXHIBIT 10.2


                          RENAISSANCE WORLDWIDE, INC.

                                1996 STOCK PLAN


   1.  Purpose.  The purpose of this 1996 Stock Plan (the "Plan") is to advance
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the interests of Renaissance Worldwide, Inc., a Massachusetts corporation (the
"Company"), by strengthening the ability of the Company to attract, retain and motivate key employees, officers and consultants of or to the Company or any present or future parent or subsidiary of the Company (the "Company Group") by providing them with an opportunity to purchase or receive as bonuses stock of the Company and thereby permitting them to share in the Company's success. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options") which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as heretofore and hereafter amended (the "Code"), and non-statutory stock options ("Nonqualified Options") which are not intended to meet the requirements of Section 422 of the Code and which are intended to be taxed under Section 83 of the Code (both Incentive Options and Nonqualified Options shall be collectively referred to as "Options"), (ii) stock purchase authorizations ("Purchase Authorizations") and
(iii) stock bonus awards ("Bonuses").

   2.  Effective Date.  This Plan was adopted by the Board of Directors of the
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Company (the "Board") on March 6, 1996 and approved by the sole stockholder of the Company on March 22, 1996 (the "effective date" of the Plan). On January 9, 1997, the Board of Directors of the Company voted to amend the Plan by increasing the number of shares that may be made subject to Options, Purchase Authorization or Bonuses by 2,000,000 shares, subject to stockholder approval. On May 7, 1997, the Board of Directors further amended the Plan by authorizing an additional 1,000,000 shares to be made exclusively subject to Nonqualified Options and to be issued only to employees of or consultants to businesses acquired by the Company or the Company Group.

   3.  Stock Covered by the Plan.  Subject to adjustment as provided in Sections
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9 and 10 below, and further subject to stockholder approval as noted in Section
2 above, the shares that may be made subject to Options, Purchase Authorizations or Bonuses under this Plan (the "Unrestricted Shares") shall not exceed in the aggregate 3,600,000 shares of the common stock, without par value, of the Company ("Company Stock") and the number of shares that may be made exclusively subject to Nonqualified Options under the Plan (the "Restricted Shares and together with the Unrestricted Shares, the "Shares") and to be issued only to employees of businesses acquired by the Company or the Company Group shall not exceed in the aggregate 1,000,000 shares of Company Stock (for an aggregate number of Shares of 4,600,000 available under the Plan). Any Shares subject to an Option or Purchase Authorization which for any reason expires or is terminated unexercised as to such Shares and any Shares reacquired by the Company pursuant to forfeiture or a repurchase right hereunder may again be the subject of an Option, Purchase Authorization or Bonus under the Plan; provided, that Unrestricted Shares may only again be subject to an Option, Purchase or Bonus under the Plan as permitted herein and that Restricted
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Shares may only again be subject to Nonqualified Options as permitted herein.
The Shares purchased pursuant to Purchase Authorizations or the exercise of Options under this Plan or issued as Bonuses may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

   4.  Administration.  This Plan shall be administered by the Board, whose
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construction and interpretation of the Plan's terms and provisions shall be final and conclusive. The Board shall have authority, subject to the express provisions of the Plan, to construe the Plan and the respective Options, Purchase Authorizations, Bonuses and related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options, Purchase Authorizations, Bonuses and related agreements, and to make all other determinations in the judgement of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option, Purchase Authorization, Bonus, or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith.

   Effective on and as of the date that the Company registers its class of Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), the Plan shall be administered by a committee (the "Committee") consisting of not less than two (2) members of the Board, provided that the Committee may delegate authority to grant Options to any single member of the Board subject to such guidelines and qualifications as may be from time to time determined by the Committee. None of the members of the Committee shall be, or shall have been at any time within one year prior to the date of their appointment to the Committee (or such lesser period of time during which the Company's Common Stock has been registered pursuant to Section 12 of the Act), a person who in the opinion of counsel to the Company is not a "disinterested person" as such term is used in Rule 16b-3 promulgated under the Act. In addition, each member of the Committee must be an "outside director" as that term is used in Treasury Regulation Section 1.162-27(e)(3)(i) under Section 162(m) of the Code. Notwithstanding the previous three sentences, if at any time after adoption of this Plan, Rule 16b-3 under the Act is amended to no longer require such a Committee to ensure protection of the Plan under Rule 16b-3, then the Board shall be entitled to modify the composition of the Committee or to abolish the Committee and thereafter to administer the Plan itself, in its sole discretion.

   The Committee shall be appointed by, and shall serve at the pleasure of, the Board and shall have the powers granted to the Board in this Section 4, and on and after the commencement of the Committee's duties hereunder, all references (other than in this sentence) to the Board in Sections 4, 5 and 7 of this Plan or as specified in any agreement associated with this Plan shall mean and relate to such Committee.

   5.  Eligible Recipients.  Options, Purchase Authorizations and Bonuses may be
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granted to such key employees, officers, directors or consultants of or to the
Company Group, as are

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selected by the Board (a "Participant"); provided, however, that only employees
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of the Company Group may be granted Incentive Options.

   6.  Duration of the Plan.  This Plan shall terminate ten (10) years from the
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effective date hereof, unless terminated earlier pursuant to Section 14 below, and no Options, Purchase Authorizations or Bonuses may be granted or made thereafter.

   7.  Terms and Conditions of Options, Purchase Authorizations and Bonuses.
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Options, Purchase Authorizations and Bonuses granted or made under this Plan shall be evidenced by agreements in such form and containing such terms and conditions as the Committee shall determine; provided, however, that such
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agreements shall evidence among their terms and conditions the following:

   a.  Price.  The purchase price per Share payable upon the exercise of each
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       Option or the purchase pursuant to each Purchase Authorization granted or made hereunder shall be determined by the Committee at the time the Option or Purchase Authorization is granted or made. The purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the fair market value per Share of the Common Stock on the day the Incentive
       Option is granted (or 110% in the case of Incentive Options to which paragraph 7(j)(i) applies). The purchase price per Share payable on exercise of each Nonqualified Option or upon the purchase of Shares pursuant to each Purchase Authorization granted hereunder shall be not less than eighty-five percent (85%) of the fair market value per Share of the Common Stock on the date of the grant. Fair market value shall be determined in accordance with procedures to be established in good faith by the Board. Bonus Shares shall be issued in consideration of services previously rendered, which shall be valued for such purposes by the Board.

   b.  Number of Shares.  Each agreement shall specify the number of Shares to
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       which it pertains.  The maximum number of Shares with respect to which
       Options may be granted under the Plan to any individual during any single calendar year shall be 100,000 Shares.

   c.  Exercise of Options.  Each Option shall be exercisable for the full
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       amount or for any part thereof and at such intervals or in such installments as the Board may determine at the time it grants such Option; provided, however, that no Option shall be exercisable with
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       respect to any Shares later than ten (10) years after the date of the grant of such Option (or five (5) years in the case of Incentive Options to which paragraph 7(j)(ii) applies). An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Board to accept such notices on its behalf, specifying the number of Shares for which the Option is exercised and accompanied by either (i) full payment or (ii) if permitted by the Board, irrevocable instructions to a broker to promptly

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       deliver to the Company full payment in accordance with subparagraph (ii)
       of the first sentence of paragraph 7(d) below of the amount necessary to pay the aggregate exercise price. With respect to an Incentive Option, the permission of the Board referred to in clause (ii) of the preceding sentence must be specifically granted at the time the Incentive Option is granted.

   d.  Payment.  Payment shall be made in full (i) at the time the Option is
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       exercised, (ii) promptly after the Participant forwards the irrevocable instructions referred to in paragraph 7(c)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to paragraph 7(c)(ii) above, or (iii) at the time the purchase pursuant to a Purchase Authorization is made. Payment shall be made either (a) in cash, (b) by check, (c) if permitted by the Board (with respect to an Incentive Option, such permission to have been granted at the time of the Incentive Option grant), by delivery and assignment to the Company of shares of Company stock (provided that such shares have been held by such Participant for at least 6 months before delivery) having a fair market value (as determined by the Board) equal to the exercise or purchase price, (d) if permitted by the Board, stated in the agreement evidencing the Option or Purchase Authorization, and to the extent permitted by any applicable law, by the Participant's recourse promissory note, which note must be due and payable not more than five (5) years after the date the Option or Purchase Authorization is exercised, or (e) by a combination of
       (a), (b), (c) and/or (d). If shares of Company stock are to be used to pay the exercise price of an Incentive Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

   e.  Withholding Taxes; Delivery of Shares.  The Company's obligation to
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       deliver Shares upon exercise of an Option or upon purchase pursuant to a
       Purchase Authorization or issuance pursuant to a Bonus shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options or purchased or issued pursuant to Purchase Authorization or Bonuses. The Participant may elect to satisfy such obligation(s), in whole or in part, by (i) delivering to the Company a check for the amount required to be withheld or (ii) if the Board in its sole discretion approves in any specific or general case, having the Company withhold Shares or delivering to the Company already-owned shares of Common Stock, having a value equal to the amount required to be withheld, as determined by the Board.

   f.  Non-Transferability.  No Option or Purchase Authorization shall be
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       transferable by the Participant otherwise than by will or the laws of descent or distribution, and each

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       Option or Purchase Authorization shall be exercisable during the
       Participant's lifetime only by the Participant; provided, however, that
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       (i) Nonqualified Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3 under the Act) and
       (ii) the Board may grant Nonqualified Options that are transferable (subject to any terms and conditions imposed by the Board) by the Participant, either directly or in trust, to one or more members of the Participant's family, and the Board may amend accordingly the form of Option Grant attached hereto. Following any transfer permitted pursuant to this paragraph, of which the Participant has notified the Board in writing, such option may be exercised by the transferee(s), subject to all terms and conditions of the Option Grant. For these purposes, the members of the Participant's family are only the Participant's: (i) spouse, (ii) lineal descendants; (iii) lineal ancestors; and (iv) siblings and spouses and children of such siblings.

   g.  Termination of Options and Purchase Authorizations.  The Board is
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       authorized, subject to the express provisions of this Plan, to determine the timing and terms on which an Option or Purchase Authorization granted or awarded hereunder shall terminate and to alter or amend the form of Option Agreement attached hereto to effect such determinations.

   h.  Rights as Stockholders.  A Participant shall have no rights as a
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       stockholder with respect to any Shares covered by an Option, Purchase
       Authorization or Bonus until the date of issuance of a stock certificate in the Participant's name for such Shares.

   i.  Repurchase of Shares by the Company.  Any Shares purchased or acquired
       -----------------------------------
       upon exercise of an Option or pursuant to a Purchase Authorization or Bonus may in the discretion of the Board be subject to repurchase by or forfeiture to the Company and to the extent set forth in the option, purchase or bonus agreement pursuant to which the Shares were purchased or acquired. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the option, purchase or bonus agreement pursuant to which the Shares were purchased or acquired.

   j.  10% Stockholder.  If any Participant to whom an Incentive Option is
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       granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or subsidiaries, then the following special provisions shall be applicable:

       i. The exercise price per Share subject to such Option shall not be less than 110% of the fair market value of each Share on the date of grant; and

       ii. The Option shall not have a term in excess of five years from the date of grant.

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   k.  Confidentiality and Non-Solicitation Agreements.  In the sole discretion
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       of the Board, each Participant shall be required to execute, prior to or contemporaneously with the grant of any Option, Purchase Authorization or Bonus hereunder, the Company's then standard form of agreement relating to nondisclosure of confidential information, non-solicitation and related matters.

   8.  Restrictions on Incentive Options.  Incentive Options granted under this
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Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. If an Incentive Option which exceeds the $100,000 limitation of this paragraph 8 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code, notwithstanding its original designation as an Incentive Option. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of Shares for which options may be granted under all such plans.

   9.  Stock Dividends; Stock Splits; Stock Combinations; Recapitalizations.
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Appropriate adjustment shall be made by the Board in the maximum number of
Shares subject to the Plan and in the number, kind, and exercise or purchase price of Shares covered by outstanding Options and Purchase Authorizations granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

   10. Merger; Sale of Assets.
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   a.  In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option or Purchase Authorization under the Plan and the number and kind of Shares then subject to Options or Purchase Authorizations granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Board may determine equitable to prevent dilution or enlargement of the rights available or granted hereunder.

   b. Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every Option and Purchase Authorization hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board may provide that some or all of

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       the unexercised portion of any one or more of the outstanding Options or
       Purchase Authorizations and some or all of the Unvested Shares (as defined in the applicable agreement with the Participant) acquired upon exercise of any one or more of such Options or Purchase Authorizations or acceptance of any one or more of the outstanding Bonuses shall be immediately exercisable and vested or no longer subject to repurchase rights as of such date prior to such merger, similar reorganization or sale of assets as the Board determines.

   c. If any person or group, other than the Company, any of its subsidiaries or affiliates or any employee benefit plan of the Company, either publicly or in a written communication to the Company or to its Board of Directors, makes a tender or exchange offer or other bona fide offer to acquire directly or indirectly voting securities under circumstances such that, immediately after such acquisition, such person or group would beneficially own voting securities with aggregate voting power representing 20% or more of the total voting power of the Company, the Board may in its sole discretion provide that all outstanding options shall immediately become fully exercisable.

   11. Investment Representations; Transfer Restrictions.  The Company may
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require Participants, as a condition of purchasing Shares pursuant to the exercise of an Option or to a Purchase Authorization or receipt of Shares as a Bonus, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.

   12. Section 16(b) Compliance.  With respect to persons subject to Section 16
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of the Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Act. To the extent that any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

   13. Definitions.
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   a.  The term "employee" shall have, for purposes of this Plan, the meaning ascribed to "employee" under Section 3401(c) of the Code and the regulations promulgated thereunder.

   b. The term "parent" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(e) of the Code and the regulations promulgated thereunder.

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   c.  The term "subsidiary" shall have, for all purposes under this Plan, the meaning ascribed to it under Section 424(f) of the Code and the regulations promulgated thereunder.

   14. Termination or Amendment of Plan.  The Board may at any time terminate
       --------------------------------
the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

   a. that no such termination or amendment shall adversely affect or impair any then outstanding Option, Purchase Authorization, Bonus or related agreement without the consent of the Participant holding such Option, Purchase Authorization, Bonus or related agreement; and

   b. that no such amendment which (i) increases the maximum number of Shares subject to this Plan (except to the extent provided in Sections 3, 9 and 10) or (ii) increases the benefits accruing to Participants or modifies the requirements as to eligibility for participation in the Plan (but only to the extent that either such change would require approval by the stockholders pursuant to the Code or the regulations thereunder or Rule 16b-3 under the Act) may be made without obtaining, or being conditioned upon, stockholder approval.

   With the written consent of the Participant affected, the Board may amend outstanding Options, Purchase Authorizations, Bonuses or related agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under
Section 422 of the Code.

   15. Governing Law.  This Plan shall be governed by, and construed and
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enforced in accordance with, the laws of the Commonwealth of Massachusetts.

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